ATTACHMENT FOR SUB ITEM 77C

SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

Special Meeting of Shareholders - September 6, 2005

Sentinel Bond Fund, a series of Sentinel Group Funds, Inc.

1(a): To approve the reorganization of the Bond Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus, into and with the Sentinel Government Securities Fund.

-----------------------------------------
For            Against      Abstain
-----------------------------------------
-----------------------------------------
$49,014,957    $640,825     $585,720
-----------------------------------------

Sentinel Core Mid Cap Fund, a series of Sentinel Group Funds, Inc.

1(b): To approve the reorganization of the Core Mid Cap Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus, in to and with the Sentinel Mid Cap Growth Fund.

-----------------------------------------
For            Against      Abstain
-----------------------------------------
-----------------------------------------
$12,823,400    $998,869     $298,341
-----------------------------------------

Sentinel Growth Index Fund, a series of Sentinel Group Funds, Inc.

1(c): To approve the reorganization of the Growth Index Fund in accordance with the Plan of Reorganization and the transactions it contemplates, including an amendment to the Charter, as described in the Proxy Statement/Prospectus, into and with the Sentinel Flex Cap Opportunity Fund.

-----------------------------------------
For            Against      Abstain
-----------------------------------------
-----------------------------------------
$48,796,864    $590,669     $740,551
-----------------------------------------

Special Meeting of Shareholders - November 21, 2005

Sentinel Group Funds, Inc.

1.01: To elect Directors: John D. Feerick - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,388,695,627 $86,617,897
----------------------------

1.02: To elect Directors: Richard I. Johannesen - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,387,634,516 $87,679,009
----------------------------

1.03: To elect Directors: Thomas H. MacLeay - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,389,941,307 $85,372,217
----------------------------

1.04: To elect Directors: Deborah G. Miller - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,389,050,406 $86,263,118
----------------------------

1.05: To elect Directors: Keniston P. Merrill - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,388,591,701 $86,721,824
----------------------------

1.06: To elect Directors: John Raisian - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,389,547,085 $85,766,440
----------------------------

1.07: To elect Directors: Nancy L. Rose - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,388,879,373 $86,434,152
----------------------------

1.08: To elect Directors: Richard H. Showalter - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,389,397,627 $85,915,898
----------------------------

1.09: To elect Directors: Susan M. Sterne - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,388,631,060 $86,682,465
----------------------------

1.10: To elect Directors: Christian W. Thwaites - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,389,483,215 $85,830,310
----------------------------

1.11: To elect Directors: Angela E. Vallot - Director / Trustee.
----------------------------
For            Withhold
----------------------------
----------------------------
$2,386,406,470 $88,907,054
----------------------------

Those Directors elected at this meeting comprise the entire Board now in office.

Sentinel Balanced Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$124,220,868   $4,068,749   $10,694,990  $36,644,588
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$124,238,914   $3,795,473   $10,950,219  $36,644,588
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$124,135,285   $3,987,981   $10,861,341  $36,644,588
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-------------------------------------------------------------
$124,143,006   $3,879,800   $10,961,801  $36,644,588
-------------------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$122,413,234   $5,541,612   $11,029,761  $36,644,588
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$126,244,363   $2,761,532   $9,978,712   $36,644,588
-----------------------------------------------------

Sentinel Capital Markets Income Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,567,478    $783,978     $2,610,794   $11,317,012
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,575,680    $757,122     $2,629,447   $11,317,012
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,583,685    $632,293     $2,746,272   $11,317,012
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,460,769    $863,903     $2,637,578   $11,317,012
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,307,300    $912,091     $2,742,859   $11,317,012
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$33,898,795    $513,107     $2,550,347   $11,317,012
-----------------------------------------------------

Sentinel Capital Opportunity Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,349,846    $849,816     $2,074,206   $2,437,533
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,365,764    $831,359     $2,076,745   $2,437,533
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,396,189    $858,507     $2,019,172   $2,437,533
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,400,297    $807,569     $2,066,002   $2,437,533
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,340,517    $880,931     $2,052,419   $2,437,533
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,584,979    $676,835     $2,012,054   $2,437,533
-----------------------------------------------------

4g: Fundamental policy to not borrow except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,621,080    $652,522     $2,000,266   $2,437,533
-----------------------------------------------------

Sentinel Common Stock Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$504,905,226   $31,958,886  $37,200,017  $113,278,450
-----------------------------------------------------

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$505,630,086   $29,427,062  $39,006,981  $113,278,450
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$506,473,419   $27,624,663  $39,966,047  $113,278,450
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$506,143,233   $27,633,112  $40,287,784  $113,278,450
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$505,440,476   $28,252,157  $40,371,497  $113,278,450
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$499,654,370   $35,744,446  $38,665,314  $113,278,450
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$517,760,431   $22,142,244  $34,161,455  $113,278,450
-----------------------------------------------------

Sentinel Government Securities Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$100,876,926   $2,541,807   $6,869,498   $36,053,594
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$100,841,289   $2,556,956   $6,889,986   $36,053,594
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$100,778,326   $2,522,806   $6,987,100   $36,053,594
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$100,790,659   $2,599,701   $6,897,871   $36,053,594
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$99,405,471    $3,199,448   $7,683,312   $36,053,594
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$101,609,197   $2,202,341   $6,476,693   $36,053,594
-----------------------------------------------------

Sentinel International Equity Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$58,995,257    $1,792,265   $2,720,557   $13,381,053
-----------------------------------------------------

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$59,749,130    $1,432,887   $2,326,062   $13,381,053
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$59,806,311    $1,373,404   $2,328,364   $13,381,053
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$59,814,779    $1,325,601   $2,367,700   $13,381,053
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$59,837,485    $1,258,312   $2,412,283   $13,381,053
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$59,393,500    $1,772,275   $2,342,305   $13,381,053
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$60,196,824    $1,061,220   $2,250,036   $13,381,053
-----------------------------------------------------

Sentinel Mid Cap Growth Fund, a series of Sentinel Group Funds, Inc.

2: Amendment to certain advisory agreements between Sentinel Group Funds, Inc. and Sentinel Advisors Company.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$77,388,771    $4,562,025   $6,949,933   $21,765,686
-----------------------------------------------------

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$79,338,380    $2,805,039   $6,757,309   $21,765,686
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$79,408,134    $2,637,594   $6,855,000   $21,765,686
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$79,403,471    $2,570,865   $6,926,392   $21,765,686
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$79,353,636    $2,720,436   $6,826,657   $21,765,686
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$79,151,224    $3,397,707   $6,351,797   $21,765,686
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$80,720,182    $1,985,550   $6,194,997   $21,765,686
-----------------------------------------------------

Sentinel Tax-Free Income Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$24,761,652    $1,116,093   $1,400,916   $3,294,916
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$24,861,243    $1,115,108   $1,302,310   $3,294,916
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$24,861,243    $1,115,108   $1,302,310   $3,294,916
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$24,786,425    $1,159,105   $1,333,132   $3,294,916
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$24,549,108    $1,225,000   $1,504,552   $3,294,916
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$25,328,299    $596,625     $1,353,737   $3,294,916
-----------------------------------------------------

Sentinel U.S. Treasury Money Market Fund, a series of Sentinel Group Funds, Inc.

4a: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 46.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,533,198    $2,029,555   $3,397,218   $2,847,744
-----------------------------------------------------

4b: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 47.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,489,191    $2,086,456   $3,384,323   $2,847,744
-----------------------------------------------------

4c: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 48.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,476,793    $2,099,846   $3,383,332   $2,847,744
-----------------------------------------------------

4d: To approve each Fund's fundamental investment policies:
    the repeal of Bylaw 51.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,529,691    $2,048,159   $3,382,121   $2,847,744
-----------------------------------------------------

4e: To approve each Fund's fundamental investment policies: the repeal of the prohibition from lending of securities.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,056,518    $2,629,106   $3,274,347   $2,847,744
-----------------------------------------------------

4f: To clarify the Fund's fundamental investment policies.
-------------------------------------------------------------
For            Against      Abstain      Broker Non-Vote
-------------------------------------------------------------
-----------------------------------------------------
$46,711,872    $1,984,822   $3,263,276   $2,847,744
-----------------------------------------------------